                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.        )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only
   (as permitted by Rule 14a-6(e)(2))
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        UNIVERSAL HEALTH SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):

     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------
     [ ] Fees paid previously with preliminary materials.

--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------
     (3) Filing party:

--------------------------------------------------------------------------------
     (4) Date filed:

--------------------------------------------------------------------------------
   (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   UHS LOGO

                        UNIVERSAL HEALTH SERVICES, INC.

                                                                 April 12, 2002

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of Universal Health Services, Inc. to be held at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania, on May 15, 2002, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

    (1) the election of a director by the holders of Class A and Class C Common Stock;

    (2) the election of a director by the holders of Class B and Class D Common Stock; and

    (3) the adoption of the Universal Health Services, Inc. Executive Incentive Plan.

Detailed information concerning these matters is set forth in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

  Whether or not you plan to attend the meeting, please either vote by telephone, internet, or promptly sign and return your proxy card in the enclosed envelope. If you then attend and wish to vote your shares in person, you still may do so. In addition to the matters noted above, we will discuss the business of the Company and be available for Stockholders' comments and discussion relating to the Company.

  I look forward to seeing you at the meeting.

                                       Sincerely,
                                       /s/ Alan B. Miller
                                       Alan B. Miller
                                       Chairman, President and
                                       Chief Executive Officer

                                   UHS LOGO

                        UNIVERSAL HEALTH SERVICES, INC.
                          UNIVERSAL CORPORATE CENTER
                             367 SOUTH GULPH ROAD
                      KING OF PRUSSIA, PENNSYLVANIA 19406

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 May 15, 2002

  Notice is hereby given that the Annual Meeting of Stockholders of Universal Health Services, Inc. (the "Company") will be held on Wednesday, May 15, 2002 at 10:00 a.m., at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania for the following purposes:

  (1) To have the holders of Class A and Class C Common Stock elect one Class III director, to serve for a term of three years until the annual election of directors in the year 2005 and election and qualification of their respective successors.

  (2) To have the holders of Class B and Class D Common Stock elect one Class III director, to serve for a term of three years until the annual election of directors in the year 2005 and the election and qualification of his successor.

  (3) To have the holders of Class A, B, C and D Common Stock vote upon the proposal to adopt the Universal Health Services, Inc. Executive Incentive Plan.

  (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

  Only stockholders of record at the close of business on April 4, 2002, are entitled to vote at the Annual Meeting.

  All stockholders are cordially invited to attend the meeting in person. IN ANY EVENT, PLEASE VOTE BY TELEPHONE, INTERNET OR MARK YOUR VOTES, THEN DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Steve G. Filton
                                               STEVE G. FILTON, Secretary

King of Prussia, Pennsylvania
April 12, 2002

                        UNIVERSAL HEALTH SERVICES, INC.
                          Universal Corporate Center
                             367 South Gulph Road
                           King of Prussia, PA 19406

                                PROXY STATEMENT

                                    GENERAL

  This Proxy Statement and enclosed forms of Proxy (first mailed to stockholders on or about April 12, 2002) are furnished in connection with the solicitation by the Board of Directors of Universal Health Services, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders, or at any adjournment thereof. The meeting will be held on Wednesday, May 15, 2002 at 10:00 a.m., at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania. The Annual Meeting is being held (1) to have the holders of Class A and C Common Stock elect one Class III director of the Company, to serve for a term of three years until the annual election of directors in 2005 and the election and qualification of his successor; (2) to have the holders of Class B and D Common Stock elect one Class III director, to serve for a term of three years until the annual election of directors in 2005 and the election and qualification of his successor; (3) to have the holders of Class A, B, C and D Common Stock vote upon the adoption of the Universal Health Services, Inc. Executive Incentive Plan; and (4) to transact such other business as may properly be brought before the meeting or any adjournment thereof.

  A copy of the Company's Annual Report to Stockholders, including financial statements for the year ended December 31, 2001 is enclosed herewith.

  A separate form of Proxy applies to the Company's Class A and Class C Common Stock and a separate form of Proxy applies to the Company's Class B and Class D Common Stock. Enclosed is a Proxy for the shares of stock held by you on the record date. Unless otherwise indicated on the Proxy, shares represented by any Proxy will, if the Proxy is properly executed and received by the Company prior to the Annual Meeting, be voted FOR each of the nominees for directors. Any Proxy executed and returned to the Company is revocable by delivering a later signed and dated Proxy or other written notice to the Secretary of the Company at any time prior to its exercise. A Proxy is also subject to revocation if the person executing the Proxy is present at the meeting and chooses to vote in person.

                                    VOTING

  Only stockholders of record as of the close of business on April 4, 2002 are entitled to vote at the Annual Meeting. On that date, 3,848,886 shares of Class A Common Stock, par value $.0l per share, 387,848 shares of Class C Common Stock, par value $.0l per share, 55,678,643 shares of Class B Common Stock, par value $.0l per share, and 38,533 shares of Class D Common Stock, par value $.0l per share, were outstanding.

  The Company's Restated Certificate of Incorporation provides that, with respect to the election of directors, holders of Class A Common Stock vote as a class with the holders of Class C Common Stock, and holders of

Class B Common Stock vote as a class with holders of Class D Common Stock, with holders of all classes of Common Stock entitled to one vote per share. Each holder of Class A Common Stock may cumulate his votes for directors giving one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares of Class A Common Stock, or he may distribute his votes on the same principle among as many candidates as he shall see fit. For a holder of Class A Common Stock to exercise his cumulative voting rights, the stockholder must give notice at the meeting of his intention to cumulate his votes.

  As to matters other than the election of directors, including the adoption of the Universal Health Services, Inc. Executive Incentive Plan, the Company's Restated Certificate of Incorporation provides that holders of Class A, Class B, Class C and Class D Common Stock all vote together as a single class, except as otherwise provided by law. Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds). In the event a holder of Class C or Class D Common Stock holds a number of shares of Class A or Class B Common Stock, respectively, less than ten times the number of shares of Class C or Class D Common Stock that holder holds, then that holder will be entitled to only one vote for every share of Class C, or one-tenth of a vote for every share of Class D Common Stock, which that holder holds in excess of one-tenth the number of shares of Class A or Class B Common Stock, respectively, held by that holder. The Board of Directors, in their discretion, may require beneficial owners to provide satisfactory evidence that such owner holds ten times as many shares of Class A or Class B Common Stock as Class C or Class D Common Stock, respectively, if such facts are not apparent from the stock records of the Company.

  Stockholders entitled to vote for the election of directors can withhold the authority to vote for any one or more nominees.

  As of April 4, 2002, the shares of Class A and Class C Common Stock constituted 7.1% of the aggregate outstanding shares of the Company's Common Stock, had the right to elect six members of the Board of Directors and constituted 82.2% of the general voting power of the Company; and as of that date the shares of Class B and Class D Common Stock (excluding shares issuable upon exercise of options), constituted 92.9% of the outstanding shares of the Company's Common Stock, had the right to elect two members of the Board of Directors and constituted 17.8% of the general voting power of the Company.

  As of March 31, 2002, the Company's current directors and officers as a group owned of record or beneficially 3,841,486 shares of Class A Common Stock, 1,202,178 shares of Class B Common Stock (excluding shares issuable upon exercise of options), 387,088 shares of Class C Common Stock and 1,260 shares of Class D Common Stock, representing 99.8%, 2.2%, 99.8% and 3.3% respectively, of the outstanding shares of each class and constituting 82.4% of the general voting power of the Company on that date.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth as of March 31, 2002, the number of shares of equity securities of the Company and the percentage of each class owned beneficially, within the meaning of Securities and Exchange Commission Rule 13d-3, and the percentage of the general voting power of the Company currently held, by (i) all stockholders known by the Company to own more than 5% of any class of the Company's equity securities, (ii) all directors and nominees of the Company who are stockholders, (iii) the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power.

                                                                                 Percentage
                         Class A        Class B            Class C     Class D   of General
 Name and Address of     Common         Common              Common      Common     Voting
 Beneficial Owner(1)    Stock(2)       Stock(2)            Stock(2)    Stock(2)   Power(3)
 -------------------    ---------    -------------         --------    --------  ----------

Leatrice Ducat                          14,500(5)(9)                                 (5)
National Disease
Research  Interchange
645 N. Michigan Avenue
Ste. 800
Chicago, IL 60611

John H. Herrell                         24,300(5)(9)                                 (5)
1021 10th Street, S.W.
Rochester, MN 55902

Robert H. Hotz                          47,500(5)(9)                                 (5)
UBS Warburg LLC
299 Park Avenue, 39th
Fl.
New York, NY 10171

Alan B. Miller          3,807,782(6) 5,915,702(4)(6)(9)    382,892                 81.1%
                           (98.9%)      (10.6%)             (98.7%)


Anthony Pantaleoni          8,904(5)    39,396(4)(5)(7)(9)   1,096(5)    560(5)      (5)
Fulbright & Jaworski
L.L.P.
666 Fifth Avenue
New York, NY 10103

                                                                                       -

John F. Williams, Jr.,                   2,800(5)                                    (5)
M.D.
George Washington
University
2300 Eye Street, N.W.
Suite 713E
Washington, DC 20037

                                                                                Percentage
                          Class A      Class B           Class C     Class D    of General
  Name and Address of     Common       Common             Common      Common      Voting
  Beneficial Owner(1)    Stock(2)     Stock(2)           Stock(2)    Stock(2)    Power(3)
  -------------------    ---------    ---------          --------    --------   ----------

Debra K. Osteen                          88,940(5)(9)                                (5)

Kirk E. Gorman                          117,850(5)(9)                                (5)

Steve G. Filton                         125,144(5)(9)                                (5)

Richard C. Wright           24,800(5)    66,880(4)(5)(9)   3,100(5)     700(5)       (5)

Westport Asset                        3,283,550(8)                                   (5)
Management, Inc.
253 Riverside Avenue                       (5.9%)
Westport, CT 06880

All directors &          3,841,486    6,443,012(4)(9)    387,088      1,260       82.4%
executive officers
as a group (10 persons)    (99.8%)       (10.6%)          (99.8%)     (3.2%)

----------
 (1) Unless otherwise shown, the address of each beneficial owner is c/o Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, King of Prussia, PA 19406.
 (2) Each share of Class A, Class C and Class D Common Stock is convertible at any time into one share of Class B Common Stock.
 (3) As to matters other than the election of directors, holders of Class A, Class B, Class C and Class D Common Stock vote together as a single class. Each share of Class A Common Stock entitles the holder thereof to one vote; each share of Class B Common Stock entitles the holder thereof to one-tenth of a vote; each share of Class C Common Stock entitles the holder thereof to 100 votes (provided the holder of Class C Common Stock holds a number of shares of Class A Common Stock equal to ten times the number of shares of Class C Common Stock that holder holds); and each share of Class D Common Stock entitles the holder thereof to ten votes (provided the holder of Class D Common Stock holds a number of shares of Class B Common Stock equal to ten times the number of shares of Class D Common Stock that holder holds).
 (4) Includes shares issuable upon the conversion of Classes A, C and/or D Common Stock.
 (5)  Less than 1%.
 (6) Includes 200,000 shares of Class A Common Stock which are beneficially owned by Mr. Miller and are held by Mr. Miller in trust for the benefit of his spouse; and 1,500,000 shares which are held by A. Miller Family, LLC whose members are three trusts of which Mr. Miller and Mr. Pantaleoni are trustees, for the benefit of Mr. Miller's family. The trustees have appointed Marc Miller (who is the son of Alan B. Miller) as the manager of the A. Miller Family, LLC. During the tenure of such appointment (which is at the discretion of the trustees), Marc Miller has voting and disputive power with respect to the Class A Common Stock held by the A. Miller Family, LLC.
 (7) Includes 5,780 shares of Class B Common Stock and 560 shares of Class D Common Stock which are beneficially owned by Mr. Pantaleoni and are held by Mr. Pantaleoni in trust for the benefit of certain members of his family.
 (8) These securities are held by Westport Asset Management, Inc., a registered investment advisor. Information is based on Amendment No. 2 to Schedule 13G dated February 15, 2002.
 (9) Includes 1,011,000 shares issuable pursuant to stock options to purchase Class B Common Stock held by directors and officers of the Company and exercisable within 60 days of March 31, 2002 as follows: Leatrice Ducat (12,500), John H. Herrell (17,500), Robert H. Hotz (17,500); Alan B.
      Miller (832,500); Anthony Pantaleoni (17,500); John F. Williams, Jr., M.D. (2,500); Kirk E. Gorman (35,000); Steve G. Filton (25,000); Richard
      C. Wright (27,500) and Debra K. Osteen (23,500).

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Company's Restated Certificate of Incorporation provides for a Board of Directors of not fewer than three members nor more than nine members. The Board of Directors is currently fixed at six members, and is divided into three classes, with members of each class serving for a three-year term. At each Annual Meeting of Stockholders, directors are chosen to succeed those in the class whose term expires at such Annual Meeting. Under the Company's Restated Certificate of Incorporation, holders of shares of the Company's outstanding Class B and Class D Common Stock are entitled to elect 20% (but not less than one) of the directors, currently two directors, one in each of Class II and Class III, and the holders of Class A and Class C Common Stock are entitled to elect the remaining directors, currently four directors, two in Class I, one in Class II, and one in Class III.

  The persons listed below currently constitute the Company's Board of Directors. The term of the Class III directors, Mr. Alan B. Miller and Dr. John F. Williams, Jr., expires at the 2002 Annual Meeting. Mr. Alan B. Miller has been nominated to be elected by the holders of Class A and Class C Common Stock and Dr. John F. Williams, Jr. has been nominated to be elected by the holders of Class B and Class D Common Stock. The Company has no reason to believe that any of the nominees will be unavailable for election; however, if any nominee becomes unavailable for any reason, the shares represented by the Proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected.

  The following information is furnished with respect to each of the nominees for election as a director and each member of the Board of Directors whose term of office will continue after the meeting.

                                      Class of                Principal Occupation
                         Class of   Stockholders                During the Last           Director
          Name           Director Entitled to Vote Age             Five Years              Since
          ----           -------- ---------------- ---        --------------------        --------

NOMINEES WHOSE TERMS
EXPIRE IN 2002
--------------------
Alan B. Miller..........   III        A Common      64 Chairman of the Board, President     1978
                                      C Common         and Chief Executive Officer of
                                                       the Company since 1978. Prior
                                                       thereto, President, Chairman of
                                                       the Board and Chief Executive
                                                       Officer of American Medicorp,
                                                       Inc. Trustee of Universal Health
                                                       Realty Income Trust. Director of
                                                       Penn Mutual Life Insurance
                                                       Company, CDI (NYSE) Corp. and
                                                       Broadlane, Inc.

John F. Williams, Jr.,     III        B Common      53 Vice President for Health Affairs    1999
 M.D., Ed.D.............              D Common         and Dean of George Washington
                                                       University since 1997; Prior
                                                       thereto, Medical Director of The
                                                       George Washington University
                                                       Hospital, and Associate Vice
                                                       President for Graduate Medical
                                                       Education at the School of
                                                       Medicine and Health Sciences;
                                                       Member of the American Public
                                                       Health Association, the American
                                                       Medical Association, the New York
                                                       Academy of Sciences, the American
                                                       Society of Anesthesiologists and
                                                       the Society of Critical Care
                                                       Medicine.

                                      Class of                Principal Occupation
                         Class of   Stockholders                During the Last           Director
          Name           Director Entitled to Vote Age             Five Years              Since
          ----           -------- ---------------- ---        --------------------        --------


DIRECTORS WHOSE TERMS
EXPIRE IN 2003
---------------------
John H. Herrell.........   I          A Common      61 Chairman of Mayo Foundation          1993
                                      C Common         Investment Committee; President
                                                       of Mayo Foundation for Medical
                                                       Education and Research; former
                                                       Vice President of Mayo Foundation
                                                       from January through mid-February
                                                       2002 and former Vice President
                                                       and Administrative Officer of
                                                       Mayo Foundation from 1993 through
                                                       2001; Chief Financial Officer of
                                                       Mayo Foundation from 1984 until
                                                       1993 and various other capacities
                                                       since 1968.

Leatrice Ducat..........   I          A Common      69 President and Founder, National      1997
                                      C Common         Disease Research Interchange
                                                       since 1980; President and
                                                       Founder, Human Biological Data
                                                       Interchange since 1988; Founder,
                                                       Juvenile Diabetes Foundation,
                                                       National and International
                                                       Organization of the Juvenile
                                                       Diabetes Foundation.

DIRECTORS WHOSE TERMS
EXPIRE IN 2004
---------------------
Anthony Pantaleoni......   II         A Common      62 Of Counsel to the law firm of        1982
                                      C Common         Fulbright & Jaworski L.L.P., New
                                                       York, New York. Director of AAON,
                                                       Inc. and Westwood Corporation.
                                                       The Company utilized during the
                                                       year ended December 31, 2001 and
                                                       currently utilizes the services
                                                       of Fulbright & Jaworski L.L.P. as
                                                       outside counsel.

Robert H. Hotz..........   II         B Common      57 Senior Vice Chairman and Managing    1991
                                      D Common         Director of Corporate Finance in
                                                       the Americas for UBS Warburg LLC.


Vote Required

  The nominee receiving the highest number of affirmative votes of the shares of Class A and Class C Common Stock, voting as a class and Class B and Class D Common Stock, voting as a class, respectively, present in person or represented by proxy and entitled to vote, a quorum being present shall be elected as the Class III Directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompany proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving few votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

  The Board of Directors recommends a vote FOR the election of these nominees as Directors

                                PROPOSAL NO. 2
                ADOPTION OF THE UNIVERSAL HEALTH SERVICES, INC.
                           EXECUTIVE INCENTIVE PLAN

  Section 162(m) of the Internal Revenue Code imposes an annual $1,000,000 limitation on the amount of compensation the Company may deduct with respect to each of its five most highly paid executives. It is intended that the Universal Health Services, Inc. Executive Incentive Plan, if approved by the stockholders of the Company, will enable the Company to avoid the deduction limitation with respect to annual incentive compensation awards pursuant to a performance-based compensation exception afforded by the Internal Revenue Code. The proposed Executive Incentive Plan is substantially similar to and updates and replaces an existing executive incentive plan.

Executive Incentive Plan

  The following summary describes the principal features of the proposed Executive Incentive Plan and is qualified in its entirety by reference to the plan document, a copy of which is attached hereto as Exhibit A.

  The purpose of the Executive Incentive Plan is to provide annual performance-based incentive compensation to senior management and other executive officers that is exempt from the deduction limitation under Section 162(m) of the Internal Revenue Code.

  Annual incentive compensation may be awarded under the Executive Incentive Plan to members of senior management and other executive officers of the Company and its affiliates. The Executive Incentive Plan will be administered by a committee of two or more directors appointed by the Board of Directors, all of whom will qualify as "non-employee directors" under SEC Rule 16b-3 and as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code. The Board of Directors has appointed a subcommittee of the Stock Option and Compensation Committee comprised of Mr. Herrell and Ms. Ducat to administer the Executive Incentive Plan.

  For each calendar year, the Committee will establish annual performance targets based upon an increase in "net income" from the preceding calendar year and/or "return on capital," as determined by the Committee. For this purpose, "net income" means the net income of the Company or of an affiliate, division, hospital or other unit and "return on capital" means net income divided by the quarterly average net capital of the Company or of an affiliate, division, hospital or other unit. For each calendar year, the Committee will also establish potential bonus amounts, expressed as a percentage of each participant's base salary, which will be payable to a participant if the performance targets are met. The performance targets and potential bonus amounts may vary from year to year and from participant to participant, all as determined by the Committee.

  If a participant's performance targets for a calendar year are achieved, then the participant will be entitled to receive an incentive payment equal to 100% of the participant's potential bonus amount for the year. No incentive compensation will be payable for a year if neither performance target is achieved, and a performance bonus (which may be greater than 100% of a participant's base bonus amount) may be payable if either or both performance targets are exceeded for a calendar year.

  After the end of each calendar year, the Committee, based upon the Company's financial statements for the year, will determine the amount, if any, of the incentive compensation payable to each participant for the calendar year. A participant's incentive award for a calendar year will be paid to the Participant at such time as the Committee determines after written certification by the Committee that the performance goals were in fact satisfied. The Committee may also establish a procedure pursuant to which payment of all or a portion of a participant's incentive award for a calendar year will be deferred. Unless the Committee determines otherwise, no incentive award will be payable to a participant with respect to a calendar year if the participant's employment with the Company and its affiliates terminates at any time prior to the payment thereof. In no event may a participant receive an incentive award under the Executive Incentive Plan in excess of $5,000,000 for any year.

  The Board may amend or terminate the Executive Incentive Plan at any time. Unless sooner terminated by the Board, the Executive Incentive Plan will continue through the date of the first meeting of stockholders of the Company (or any adjournment thereof) in 2007.

The awards that would be received by participants in the proposed Executive Incentive Plan are not determinable at this time. Pursuant to the terms of this Plan, executive officers would have received the same annual incentive awards they received under the prior executive incentive plan, as follows:

                                                            Amount of Incentive
                                                               Compensation
Name and Position                                               Awarded($)
-----------------                                           -------------------
Alan B. Miller, Chairman of the Board, President and Chief
 Executive Officer........................................      $1,200,000
Kirk E. Gorman, Senior Vice President, Treasurer and Chief
 Financial Officer........................................         248,000
Debra K. Osteen, Vice President...........................          42,000
Steve G. Filton, Vice President, Controller and
 Secretary................................................         158,000
Richard C. Wright, Vice President.........................          35,000
All other current Executives as a group...................               0
Non-Executive Director Group..............................               0
Non-Executive Officer Employee Group......................               0

Vote Required.

  The affirmative vote of the holders of a majority of the shares of the common stock votes present in person or represented by proxy is required for the adoption of the proposal set forth above. Broker non-votes with respect to this matter will be treated as neither a vote "for" nor a vote "against" the matter, although they will be counted for determining whether there is a quorum. Abstentions will not be voted, although they will be counted for purposes of determining whether there is a quorum. Therefore, an abstention will have the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, and thereby increases the number of affirmative votes required to approve this proposal.

  The Board of Directors recommends a vote FOR the adoption of the Universal Health Services, Inc. Executive Incentive Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. A Form 4 was not filed on a timely basis for Mr. Richard C. Wright regarding a transaction in the Company's Stock in March 2001 but this transaction has subsequently been reported.

                            EXECUTIVE COMPENSATION

  The following table shows all the cash compensation paid or to be paid by the Company as well as certain other compensation paid or accrued, during the fiscal years indicated, to the Chairman of the Board, President, and Chief Executive Officer and the four highest paid executive officers of the Company for such period in all capacities in which they served.

  In April, 2001, the Company declared a two-for-one stock split in the form of a 100% stock dividend which was paid on June 1, 2001 to stockholders of record as of May 16, 2001. All classes of common stock participated on a pro rata basis and all references to share quantities for all periods presented have been adjusted to reflect the two-for-one stock split.

                          SUMMARY COMPENSATION TABLE

                                                                              Long-term
                                          Annual compensation            compensation awards
                                 -------------------------------------- ---------------------
                                                                        Restricted Securities All other
                                                         Other Annual     stock    Underlying  compen-
   Name and principal     Fiscal                       Compensation ($) awards ($)  Options   sation ($)
        position           Year  Salary ($) Bonus ($)        (a)           (b)        (#)        (c)
   ------------------     ------ ---------- ---------- ---------------- ---------- ---------- ----------
Alan B. Miller, Chairman
 of the Board,
 President, and Chief
 Executive Officer......   2001  $1,000,000 $1,200,000    $        0    $   31,390 1,000,000   $92,924
                           2000     947,600    507,590       819,548     1,004,667    90,000    80,280
                           1999     920,000          0     1,996,327        24,342   440,000    56,139

Kirk E. Gorman, Senior
 Vice President,
 Treasurer and Chief
 Financial Officer.... .   2001  $  310,375 $  248,000    $  498,727    $    6,224   120,000   $ 3,400
                           2000     293,906    209,000       325,186       111,616    40,000     3,400
                           1999     282,719          0       160,025         5,684    60,000     1,600

Debra K. Osteen, Vice
 President .............   2001  $  265,000 $  241,000    $  174,622    $    2,977    80,000   $ 3,400
                           2000     222,000    206,000        96,975         3,205    34,000     3,400
                           1999     186,000    195,300       100,516         2,760    12,000     1,600

Steve G. Filton, Vice
 President, Controller
 and Secretary..........   2001  $  247,650 $  208,000    $  351,298    $    3,698    80,000   $ 3,400
                           2000     226,950    129,000       186,948        62,168    25,000     3,400
                           1999     213,450          0       133,670         3,542    42,000     1,600

Richard C. Wright, Vice
 President .............   2001  $  218,525 $  165,000    $  521,277    $      812    80,000   $ 3,400
                           2000     210,125    195,000       160,228         2,564    25,000     3,400
                           1999     203,333     15,000       104,233         8,526    30,000     1,600

----------
(a) Other annual compensation for Mr. Alan B. Miller includes: (i) $0 in 2001, $814,992 in 2000 and $1,991,771 in 1999 which represents forgiveness of principal under Option Loans, and; (ii) $4,556 in 2000 and $4,556 in 1999 for other compensation. Other annual compensation for Messrs. Gorman, Filton, Wright and Ms. Osteen in 2001, 2000 and 1999 represents forgiveness of principal under Option Loans.

(b) Restricted stock awards represent (i) the portion of additional restricted shares ("Premium Shares") equal to 20% of the Bonus Shares issued in prior years which vested in 2001, 2000 and 1999; and (ii) the value of the Class B Common Shares issued in connection with the 1990 Employees' Restricted Stock Purchase Plan (the "1990 Plan") and the 2001 Employees' Restricted Stock Purchase Plan (the "2001 Plan"). Restrictions on one-half of the Bonus Shares and the Premium Shares lapse after one year from date of grant and restrictions on the remaining Bonus Shares and Premium Shares lapse two years after the date of grant.

   Restricted stock awards for Mr. Alan B. Miller include: (i) $31,390 in 2001, $20,632 in 2000 and $24,342 in 1999 representing the value of the vested portion of the Premium Shares. In May of 2000, Mr. Alan B. Miller was granted an award of 18,000 shares of the Company's Class B Common Stock (market value of $482,625 on the date of grant), under the 1990 Plan, on which restrictions will lapse on May 17, 2002. Additionally, included as part of his compensation in 2000, in March of 2001, Mr. Alan B. Miller was granted an award of 11,600 shares of the Company's Class B Common Stock (market value of $501,410 on the date of grant), under the 2001 Plan, on which restrictions lapsed on March 7, 2002.

   Restricted stock awards for Mr. Kirk E. Gorman include: (i) $6,224 in 2001, $4,366 in 2000 and $5,684 in 1999 representing the value of the vested portion of the Premium Shares. In May of 2000, Mr. Kirk E. Gorman was granted an award of 4,000 shares of the Company's Class B Common Stock (market value of $107,250 on the date of grant), under the 1990 Plan, on which restrictions will lapse on May 17, 2002. Restricted stock awards for Ms. Debra K. Osteen include: (i) $2,977 in 2001, $3,205 in 2000 and $2,760 in 1999 representing the value of the vested portion of the Premium Shares. Restricted stock awards for Mr. Steve G. Filton include: (i) $3,698 in 2001, $2,644 in 2000 and $3,542 in 1999 representing the value of the vested portion of the Premium Shares. In May of 2000, Mr. Steve G. Filton was granted an award of 2,220 shares of the Company's Class B Common Stock (market value of $59,524 on the date of grant), under the 1990 Plan, on which restrictions will lapse on May 17, 2002. Restricted stock awards for Mr. Richard C. Wright include: (i) $812 in 2001, $2,564 in 2000 and $8,526 in 1999 representing the value of the vested portion of the Premium Shares. There were no Bonus Shares issued in 2001, 2000 or 1999.

(c) All other compensation includes the Company's match of each officer's contributions to the Company's 401(k) plan of $3,400 in 2001, $3,400 in 2000 and $1,600 in 1999, and, for Mr. Alan B. Miller, the total includes $9,572 in 2000 and 1999 related to term life insurance premiums paid for by the Company and $89,524 in 2001, $67,308 in 2000 and $44,967 in 1999
    related to imputed interest income to Mr. Miller resulting from a split dollar, second to die insurance agreement covering two policies with a combined $16.0 million face value entered into in October of 1998. In January of 2002, the Company entered into two additional split dollar life insurance agreements covering policies with a combined face value of $30.5 million (see Split Dollar Life Insurance Agreements for additional disclosure).

                       OPTION GRANTS IN LAST FISCAL YEAR

                                      Individual Grants
                         --------------------------------------------
                                                                       Potential Realizable
                                                                         Value at Assumed
                         Number of  Percentage of                         Annual Rates of
                         Securities     Total     Exercise                  Stock Price
                         Underlying    Options     Price                 Appreciation for
                          Options    Granted to     Per                     Option Term
                          Granted   Employees in   Share   Expiration -----------------------
  Name                    (#) (a)    Fiscal Year   ($/SH)     Date       5%($)      10%($)
  ----                   ---------- ------------- -------- ---------- ----------- -----------
  Alan B. Miller........ 1,000,000      50.7%     $42.4063  1/17/06   $11,716,013 $25,889,470
  Kirk E. Gorman........   120,000       6.1%     $42.4063  1/17/06   $ 1,405,922 $ 3,106,736
  Debra K. Osteen.......    80,000       4.1%     $42.4063  1/17/06   $   937,281 $ 2,071,158
  Steve G. Filton.......    80,000       4.1%     $42.4063  1/17/06   $   937,281 $ 2,071,158
  Richard C. Wright.....    80,000       4.1%     $42.4063  1/17/06   $   937,281 $ 2,071,158

----------
(a) Options are exercisable as follows: 25% one year after date of grant and an additional 25% in each of the second, third and fourth years after date of grant. The options expire five years after the date of grant.

              AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

                                                         Number of
                                                   Securities Underlying     Value of Unexercised
                                                  Unexercised Options at    in-the-Money Options at
                            Shares      Value       Fiscal Year-End (#)     Fiscal Year-End ($) (2)
                         Acquired on   Realized  ------------------------- -------------------------
          Name           Exercise (#)   ($)(1)   Exercisable Unexercisable Exercisable Unexercisable
          ----           ------------ ---------- ----------- ------------- ----------- -------------
Alan B. Miller..........         0    $        0   547,500     1,362,500   $12,618,992  $9,606,984
Kirk E. Gorman..........    47,000    $1,121,587         0       191,000   $         0  $1,682,784
Debra K. Osteen.........     4,500    $  161,313    14,500       114,000   $   280,044  $  660,086
Steve G. Filton.........    39,250    $  900,160         0       127,250   $         0  $1,100,070
Richard C. Wright.......    28,750    $  596,636         0       121,250   $         0  $  869,609

----------
(1) Based on the difference between the exercise price and the closing sale price of the Class B Common Stock on the New York Stock Exchange on the date of exercise.

(2) Based on the difference between the exercise price and the closing sale price of the Class B Common Stock on the New York Stock Exchange on December 31, 2001 of $42.78 per share.

Employment Agreement

  The Company and Alan B. Miller have entered into an amended and restated employment agreement as of November 14, 2001 (the "Employment Agreement") pursuant to which Mr. Miller will act as President and Chief Executive Officer of the Company until December 31, 2007 or, if the Company or Mr. Miller so elects, until December 31, 2012. In addition, the Employment Agreement provides for a five-year consulting arrangement commencing upon the expiration of the term of Mr. Miller's active employment, during which period he will be paid an annual fee equal to one-half of his base salary in effect at the expiration of the term of active employment. During the period of his active employment, Mr. Miller is entitled to a salary of $1,000,000 for the year ended December 31, 2001, to be increased in each year thereafter by an amount equal to not less than the percentage increase in the consumer price index over the previous year. Mr. Miller is also entitled to an annual bonus of at least $100,000, payment of insurance premiums, other fringe benefits previously enjoyed in accordance with past practice, as well as such other compensation as the Board of Directors may determine in its discretion. Mr. Miller may be discharged only for cause or permanent disability. In connection with the Employment Agreement, Mr. Miller has agreed not to compete with the Company during the term of the Employment Agreement and for a period of one year after termination if he is terminated for cause.

Executive Retirement Income Plan

  In October, 1993, the Board of Directors adopted the Executive Retirement Income Plan pursuant to which certain management or other highly compensated employees designated by the Board of Directors who have completed at least 10 years of active employment with the Company may receive retirement income benefits. The monthly benefit is payable to a participant who retires after he or she reaches age 62 and is equal to 3% of the employee's average monthly base salary over the three years preceding retirement multiplied by the number of full years (not to exceed 10) of the participant's active employment with the Company. Payment of the benefit will be made in 60 monthly installments following the participant's retirement date. Under certain circumstances, the participant may be entitled to elect to receive the present value of the payments in one lump sum or receive payments over a period of 10 years. The estimated annual benefits payable (for the 60 months in which the participant receives benefits) upon retirement at age 65 for each of Alan B. Miller, Kirk
E. Gorman, Steve G. Filton, Richard C. Wright and Ms. Debra K. Osteen assuming their annual compensation increases by 4% annually, would be $312,000, $149,000, $157,000, $93,000 and $155,000 respectively. If an employee ceases employment with the Company prior to age 62, no retirement income will be payable to the participant unless the Board of Directors determines otherwise.

Split Dollar Life Insurance Agreements

  In October 1998, UHS entered into split dollar life insurance agreements, with a combined face value of $16.0 million, in connection with second to die insurance policies issued on the lives of Alan B. Miller and his wife and owned by the Alan B. Miller 1998 Dual Life Insurance Trust (the "1998 Trust"). This agreement and the related collateral assignment were assumed by and assigned to the Company in October 1998. As currently in force, this agreement requires the Company to make annual premium payments on the policies and gives the Company an economic interest in the policies. In 2002, the Company will make premium payments pursuant to this agreement of $270,500, and the 1998 Trust will reimburse the Company the one-year term cost of the insurance protection to which the 1998 Trust is entitled under the insurance policies pursuant to the terms of such split dollar life insurance agreement as such cost is determined under the principles established by applicable U.S. Treasury Department pronouncements, rulings and regulations which shall be the lesser of an amount determined in accordance with applicable U.S. Treasury Department pronouncements, rulings and regulations in effect for such insurance protection; or the current published one-year term rates available to all standard risks of the insurance company issuing such insurance. The Company is entitled to receive a portion of the death proceeds equal to its share of the aggregate premium payments. The Company's interest in each policy is secured by a collateral assignment of the policy.

  UHS entered into two additional split dollar life insurance agreements, with a combined face value of $30.5 million, in connection with life insurance policies issued on the life of Alan B. Miller and owned by the Alan B. Miller 2002 Trust (the "2002 Trust") in January 2002. These agreements and the related collateral assignments were assumed by and assigned to the Company in January 2002. As currently in force, these agreements require the Company to make annual premium payments on the policies and give the Company an economic interest in the policies. In 2002, the Company will make premium payments pursuant to these agreements of $942,274, and the 2002 Trust will reimburse the Company the one-year term cost of the insurance protection to which the 2002 Trust is entitled under the insurance policies pursuant these split dollar life insurance agreements, as such cost is determined under the principles established by applicable U.S. Treasury Department pronouncements, notices, rulings and regulations in effect for determining such costs for insurance protection, which, subject to and until changed, shall be the lesser of the current published one-year term rates of the issuing insurance company pursuant to the guidelines set forth in Rev. Rul. 66-110 and Rev. Rul. 67-154 or the Table 2001 set forth in IRS Notice 2002-8. The Company is entitled to receive a portion of the death proceeds equal to its share of the aggregate premium payments. The Company's interest in each policy is secured by a collateral assignment of the policy.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stock Option and Compensation Committee Interlocks and Insider Participation

  Anthony Pantaleoni is Of Counsel to Fulbright & Jaworski L.L.P., the law firm used by the Company as its principal outside counsel. This law firm also provides personal legal services to the Company's Chief Executive Officer. Mr. Pantaleoni is also the trustee of certain trusts for the benefit of the Chief Executive Officer and his family. Robert Hotz, is Senior Vice Chairman and Managing Director of Corporate Finance in the Americas of UBS Warburg LLC, the investment banking firm which provided consulting services and brokerage services for the Company's share buy-back program and acted as one of the Company's initial purchasers for convertible debentures issued in 2000.

                       COMMITTEE REPORT TO SHAREHOLDERS

  The report of the Stock Option and Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference to this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Philosophy

  The Committee regularly reviews and, with any changes it believes appropriate, approves the Company's compensation program. The Company believes that executive compensation should be closely related to the value delivered to stockholders. This belief has been adhered to by developing incentive pay programs which provide competitive compensation and reflect Company performance. Both short-term and long-term incentive compensation are based on Company performance and the value received by stockholders.

  In designing its compensation programs, the Company follows its belief that compensation should reflect the value created for stockholders while supporting the Company's strategic business goals. In doing so, the compensation programs reflect the following themes:

  . Compensation should encourage increased stockholder value.

  . Compensation programs should support the short-term and long-term strategic business goals and objectives of the Company.

  . Compensation programs should reflect and promote the Company's values, and reward individuals for outstanding contributions toward business goals.

  . Compensation programs should enable the Company to attract and retain highly qualified professionals.

Pay Mix and Measurement

  The Company's executive compensation is based on three components, each of which is intended to serve the overall compensation philosophy.

Base Salary

  The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company, the performance of the individual executive and general economic conditions.

Short-Term Incentives

  In May 1994, the Company's stockholders approved the adoption of the Company's Executive Incentive Plan. At this year's Annual Meeting of Stockholders, the Stockholders are being asked to approve a replacement Executive Incentive Plan. See "Proposal No. 2--Adoption of the Universal Health Services, Inc. Executive Incentive Plan." Pursuant to that Plan, at the start of each fiscal year, target levels of net income and return on assets for the Company as a whole ("Company Targets") and target levels of net income for each of the Company's individual divisions and facilities ("Division Targets") are recommended by senior management of the Company and approved by the Committee of the Board of Directors which administers the Plan. In accordance with the Plan, a subcommittee consisting of Mr. Herrell and Ms. Ducat established salary and bonus targets in March 2001 for the 2001 calendar year. Similarly, a subcommittee will establish salary and bonus targets for future years in accordance with tax law requirements. The Committee expects to continue the basic policies outlined below. All senior executives of the Company, including heads of divisions and facilities, have the opportunity to earn as a bonus for a fiscal year an amount equal to a portion of their base salary for that fiscal year, depending on whether and to what extent the Company Targets and/or the Division Targets are achieved. For fiscal 2001, (i) Alan B. Miller, the Company's

Chairman and President, was entitled to a bonus of 120% of his base salary based on the achievement of Company Targets, (ii) Kirk E. Gorman, a Senior Vice President of the Company, was entitled to a bonus of 80% of his base salary based on the achievement of Company Targets, (iii) Steve Filton, a Vice President at the Company was entitled to a bonus of 64% of his base salary based on the achievement of Company Targets , separately, Mr. Filton received a $50,000 bonus for heading the Acute Care Division, on an interim basis during 2001, (iv) Debra K. Osteen, a Vice President of the Company, was entitled to a bonus of 91% of her base salary based on the achievement of Company Targets and the Division Targets, and; (v) Richard C. Wright, Vice President of the Company, was entitled to a bonus of 16% of his base salary based on the achievement of Company Targets, plus $130,000 related to completed hospital acquisitions. Seventy-five percent (75%) of the bonus of Ms. Osteen was determined based on the achievement of the Division Targets and the remaining 25% of such bonuses were determined based on the achievement of Company Targets. Depending upon the actual performance of the Company and the Divisions compared to Company Targets and/or the Division Targets, the senior executives can receive bonuses up to 150% of their base salaries.

Long-Term Incentives

  Stock options are granted from time to time to reward key employees' contributions. The grant of options is based primarily on a key employee's potential contribution to the Company's growth and profitability. Options are granted at the prevailing market value of the Company's Common Stock and will only have value if the Company's stock price increases. Generally, grants of options vest in equal amounts over four years and executives must be employed by the Company for such options to vest.

2001 Compensation

  The base salary for the Chairman and President was increased during 2001 to $1,000,000. This represents a 5.5% increase over 2000.

  The Stock Option and Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate business goals and stockholder value. As performance goals are met or exceeded, resulting in increased value to stockholders, executives are rewarded commensurately. The Stock Option and Compensation Committee believes that compensation levels during 2001 adequately reflect the Company's compensation goals and policies.

  The Committee intends that compensation awarded to individuals will be to the extent practicable eligible for deduction under Section 162(m) of the Internal Revenue Code but will in certain circumstances award compensation not eligible for such deductions.

                               STOCK OPTION AND COMPENSATION COMMITTEE

                               John H. Herrell            Robert H. Hotz
                               Leatrice Ducat             Anthony Pantaleoni

                         STOCK PRICE PERFORMANCE GRAPH

  The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                     (The Company, S&P 500 and Peer Group)

                                    [GRAPH]

                              1996     1997     1998     1999    2000     2001
                            -------  -------  -------  -------  ------  ------
-
Universal Health Services-
  CLB                       $100.00  $175.98  $181.22  $125.76  $390.39 $298.90
S & P 500 Index             $100.00  $133.36  $171.48  $207.56  $188.66 $166.24
Peer Group                  $100.00   $92.85   $79.50   $79.32  $131.33 $130.36

  The total cumulative return on investment (change in the year end stock price plus reinvested dividends) for each of the periods for the Company, the peer group, the old peer group and the S&P 500 Composite is based on the stock price or composite index at the end of fiscal 1996.

  The above graph compares the performance of the Company with that of the S&P 500 Composite and a group of peer companies, where performance has been weighted based on market capitalization. Companies in the peer group, which consist of companies in the S&P Health Care Hospital Management Index (in which the Company is also included), are as follows: Tenet Healthcare Corporation, HCA-Healthcare Corporation, Health Management Associates, Province Healthcare Company, Triad Hospitals, Inc. and Lifepoint Hospitals, Inc.

                           COMPENSATION OF DIRECTORS

  The non-employee directors are compensated for their service on the Board of Directors and Committees of the Board on an annual basis at $20,000 each. During 1998, the Company adopted the Deferred Compensation Plan for UHS Board of Directors (the "Plan"). The Plan allows the Company's Board of Directors to elect: (i) the amount of their compensation to be deferred; (ii) the future date when the deferred amounts should be paid; (iii) the method of distribution to be used when the deferred amounts are paid, and; (iv) the investment measure to be used for crediting earnings on deferred amounts during the period held pursuant to the Plan. As of December 31, 2001, three members of the Company's Board of Directors are participating in this Plan.

  On January 17, 2001, all non-employee directors of the Company received an option to purchase 10,000 shares of the Company's Class B Common Stock at an exercise price of $42.4063 per share. All the above options are exercisable as follows: 25% one year after date of grant and an additional 25% in each of the second, third and fourth years after date of grant. The options expire five years after the date of grant.

                              BOARD OF DIRECTORS

  Meetings of the Board. Regular meetings of the Board are generally held every other month, while special meetings are called when necessary. Before each Board or Committee meeting, directors are furnished with an agenda and background materials relating to matters to be discussed. During 2001, there were six Board meetings. All current directors attended more than 75% of the meetings of the Board and of committees of the Board on which they served.

  The Executive Committee, the Stock Option and Compensation Committee, the Audit Committee, and the Finance Committee are the standing committees of the Board of Directors, and may meet concurrently with the Board of Directors' meetings.

  Executive Committee. The Executive Committee has the responsibility, between meetings of the Board of Directors of the Company, to advise and aid the officers of the Company in all matters concerning the management of the business and, while the Board is not in session, has the power and authority of the Board to the fullest extent permitted under law. The Executive Committee met three times in 2001. Members of the Committee are Alan B. Miller, Robert H. Hotz, and Anthony Pantaleoni.

  Stock Option and Compensation Committee. The Stock Option and Compensation Committee has responsibility for reviewing and recommending to the Board of Directors the compensation levels of officers and directors of the Company and its subsidiaries and the administration of the 1992 Corporate Ownership Program, As Amended, the Amended and Restated 1992 Stock Bonus Plan, the Stock Purchase Plan, the Amended and Restated 1992 Stock Option Plan, the Stock Compensation Plan and the 2001 Employees' Restricted Stock Purchase Plan. This Committee either met or took action through unanimous written consent four times in 2001. The members of this Committee are Anthony Pantaleoni, Robert H. Hotz, John H. Herrell and Leatrice Ducat. A subcommittee of the Stock Option and Compensation Committee, comprised of Mr. Herrell and Ms. Ducat, will administer the Executive Incentive Plan and the various stock plans.

  Audit Committee. The Audit Committee is responsible for providing assistance to the Board of Directors in fulfilling its responsibilities relating to corporate accounting and reporting practices and to maintain a direct line of communication between the directors and the independent accountants. It recommends the firm to be appointed independent auditor, reviews the scope and results of the audit with the independent auditors and considers the adequacy of the internal accounting and control procedures of the Company. The Audit Committee met twice in 2001. Members of this Committee are John H. Herrell, Leatrice Ducat and John F. Williams, Jr., M.D.

  Finance Committee. The Finance Committee is responsible for reviewing the Company's cash flow and capital commitments and is charged with overseeing its long-term financial planning. The Finance Committee did not meet in 2001. Members of this Committee are Alan B. Miller and Robert H. Hotz.

                            AUDIT COMMITTEE REPORT

  The Board of Directors of the Company is committed to the accuracy and integrity of its financial reporting. The Audit Committee takes an involved and active role in delivering on this commitment.

  The Audit Committee provides independent, objective oversight of the Company's accounting functions and internal controls. The Committee is composed solely of independent directors who are qualified for service under the New York Stock Exchange listing standards. It acts under a written charter first adopted and approved by the Board of Directors in 2000.

  The Audit Committee evaluates and recommends to the Board an accounting firm to be engaged as the Company's independent auditors. Additionally, and as appropriate, the Committee reviews and evaluates, and discusses and consults with the Company's management, internal audit personnel and the independent auditors about the following:

  . the plan for, and the independent auditors' report on, each audit of the Company's financial statements;

  . changes in the Company's accounting practices, principles, controls or methodologies, or in the Company's financial statements;

  .  significant developments in accounting rules;

  . the adequacy of the Company's internal accounting controls, and accounting, financial and auditing personnel; and

  . the establishment and maintenance of an environment at the Company that promotes ethical behavior.

  The Audit Committee recommends to the Board that the Company's financial statements be included in the Company's annual report. The Committee took a number of steps in making this recommendation for 2001:

  . First, the Committee discussed with the Company's independent auditors the overall scope and plans for their audits.

  . Second, the Committee met with the independent auditors, without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

  . Third, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

  . Fourth, the Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States.

  . Finally, the Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

  The Audit Committee reviewed the Company's financial statements with the Board and discussed with Arthur Andersen LLP during the 2001 fiscal year, the matters required to be discussed by Statement of Auditing Standard No. 61. The Audit Committee received from Arthur Andersen LLP, the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on these discussions with Arthur Andersen LLP and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the financial statements be included in the Company's 2001 Annual Report on Form 10-K.

                                Audit Committee

                                John H. Herrell
                                Leatrice Ducat
                          John F. Williams, Jr., M.D.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

  Arthur Andersen LLP has been retained by the Board of Directors, on the recommendation of the Audit Committee, to perform all accounting and audit services during the 2002 fiscal year. The Audit Committee is continuing to evaluate the Company's engagement of Arthur Andersen, LLP. It is anticipated that representatives of the Company's independent public accountants will be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to any appropriate inquiries of the stockholders or their representatives.

  During 2001, the Company retained Arthur Andersen LLP, to provide services in the following categories and amounts:

             Audit fees                 $  579,500
             Financial information,
              system design &
              implementation fees                0
             All other fees              1,797,490
                                        ----------
             Total Fees                 $2,376,990
                                        ==========

  The Audit Committee has considered and determined that the provision of non-audit services by the Company's principal auditor is compatible with maintaining auditor independence.

                        EXPENSES FOR PROXY SOLICITATION

  The principal solicitation of proxies is being made by mail; however, certain officers, directors and employees of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telegram, telephone or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares.

                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS
                  FOR PRESENTATION AT THE 2002 ANNUAL MEETING

  Any proposal that a stockholder wishes to present for consideration at the 2003 Annual Meeting must be received by the Company no later than December 13, 2002. This date provides sufficient time for inclusion of the proposal in the 2003 proxy materials.

                        OTHER BUSINESS TO BE TRANSACTED

  As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action at the Annual Meeting. As for any business that may properly come before the Annual Meeting, the Proxies confer discretionary authority in the persons named therein. Those persons will vote or act in accordance with their best judgment with respect thereto.

  YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE YOUR PROXY BY TELEPHONE OR INTERNET AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.
                                           BY ORDER OF THE BOARD OF DIRECTORS
                                          /s/ Steve G. Filton
                                               STEVE G. FILTON, Secretary

King of Prussia, Pennsylvania
April 12, 2002

  A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: INVESTOR RELATIONS, UNIVERSAL HEALTH SERVICES, INC., UNIVERSAL CORPORATE CENTER, 367 SOUTH GULPH ROAD, P.O. BOX 61558, KING OF PRUSSIA, PENNSYLVANIA 19406-0958.

                                                                      EXHIBIT A

                        UNIVERSAL HEALTH SERVICES, INC.

                           EXECUTIVE INCENTIVE PLAN

  1. Purpose. The purpose of the Plan is to foster the ability of the Company and its Affiliates to attract, retain and motivate highly qualified senior management and other executive officers of the Company and its Affiliates through the payment of performance-based incentive compensation.

  2. Definitions. Wherever used herein, the masculine includes the feminine, the singular includes the plural, and the following terms have the following meanings unless a different meaning is clearly required by the context.

    (a) "Affiliate" means any entity (whether or not incorporated) which is required to be aggregated with the Company under Section 414(b) or 414(c) of the Internal Revenue Code of 1986, as amended (the "Code").

    (b) "Board" means the Board of Directors of the Company.

    (c) "Committee" means the administrative committee appointed by the Board in accordance with the provisions hereof.

    (d) "Company" means Universal Health Services, Inc.

    (e) "Compensation" means the base salary of a Participant for a calendar year, determined as of the beginning of the calendar year and without regard to increases, if any, made during the calendar year.

    (f) "Net Income" means the net income of the Company or of an Affiliate, division, hospital or other unit, as determined by the Committee.

    (g) "Participant" means, with respect to any calendar year, an individual who is designated by the Committee as eligible to receive an incentive award for the year upon achievement of the applicable performance conditions.

    (h) "Plan" means the incentive compensation plan as set forth herein and any amendments thereto.

    (i) "Return on Capital" means Net Income divided by the quarterly average net capital of the Company or of an Affiliate, division, hospital or other unit, as determined by the Committee.

  3. Administration. The Plan will be administered by a committee consisting of at least two directors appointed by and serving at the pleasure of the Board. Each member of the Committee will be a "non-employee director" within the meaning and for the purposes of Rule 16b-3 issued by the Securities and Exchange Commission under the Securities Exchange Act of 1934, and an "outside director" within the meaning of Section 162(m) of the Code. Subject to the provisions of the Plan, the Committee, acting in its sole and absolute discretion, will have full power and authority to interpret, construe and apply the provisions of the Plan and to take such action as may be necessary or desirable in order to carry out the provisions of the Plan. A majority of the members of the Committee will constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The Committee will keep a record of its proceedings and acts and will keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the Plan. The Company shall indemnify and hold harmless each member of the Committee and any employee or director of the Company or an Affiliate to whom any duty or power relating to the administration or interpretation of the Plan is delegated from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person's fraud or wilful misconduct.

  4. Eligibility. Annual incentive compensation may be awarded under the Plan to any person who is a member of the senior management of the Company and to other executive officers of the Company or an Affiliate. Subject to the provisions hereof, the Committee will select the persons to whom incentive compensation may be awarded for any calendar year and will fix the terms and conditions of each such award.

  5. Annual Performance Bonus. The amount of a Participant's incentive award for a year will be equal to the Participant's base bonus amount (described in (a) below) multiplied by the applicable performance factor (described in (b) below).

    (a) Base Bonus Amount. For each calendar year, the Committee will establish the amount of bonus ("base bonus amount") which will be payable to a Participant if the performance goals for the year are met. A Participants' base bonus amount will be expressed as a percentage of the Participant's Compensation, which percentage may vary from year to year and may be different for each Participant or class of Participants, all as determined by the Committee.

    (b) Applicable Performance Factor. For each calendar year, the Committee will establish performance targets based upon the following business criteria: increase in Net Income from the preceding calendar year, and Return on Capital. As to any Participant or class of Participants, the performance targets may be based upon either or both of such criteria and on company-wide figures, local or divisional figures, or a combination thereof. If a Participant's performance targets for a calendar year are achieved, then the Participant will be entitled to receive an incentive payment equal to 100% of the Participant's base bonus amount for the year. No incentive compensation will be payable for a year if neither performance target is achieved, and a performance bonus (which may be greater than 100% of a Participant's base bonus amount) may be payable if either or both performance targets are exceeded for a calendar year, all in accordance with the Company performance matrix established by the Committee.

    (c) Performance Conditions to be Pre-Established. Performance targets, as well as percentage factors used to determine base bonus amounts and performance percentages with respect to any calendar year will be established in writing by the Committee before the beginning of that calendar year; provided, however, that the Committee may establish any one or more of said factors during the calendar year if and to the extent permitted by the Treasury Department pursuant to Section 162(m) of the Code.

    (d) Limitation on Amount of Incentive Awards. Notwithstanding anything to the contrary contained herein, the maximum incentive award which any Participant may earn hereunder for any calendar year shall not exceed $5 million.

  6. Calculation and Payment of Performance Bonus. As soon as practicable after the end of each calendar year, the Committee, based upon the Company's financial statements for the year, will determine the amount, if any, of the incentive compensation payable to each Participant for that calendar year. A Participant's incentive award for a calendar year will be paid to the Participant at such time as the Committee determines; provided, however, that the Committee certifies in writing prior to payment that the performance goals were in fact satisified, and provided further that the Committee may establish a procedure pursuant to which payment of all or a portion of a Participant's incentive award for a calendar year will be deferred. Unless the Committee determines otherwise, no incentive award will be payable to a Participant with respect to a calendar year if the Participant's employment with the Company and its Affiliates terminates at any time prior to the payment thereof.

  7. Amendment or Termination. The Board may amend or terminate the Plan at any time. The Plan supersedes the executive incentive plan heretofore maintained by the Company.

  8. Term of the Plan. The Plan will become effective as of January 1, 2002, subject to approval by the stockholders of the Company. Unless sooner terminated by the Board, the Plan will continue through the date of the first meeting of stockholders of the Company (or any adjournment thereof) in 2007.

  9. Governing Law. The Plan and each award made under the Plan shall be governed by the laws of the State of Delaware, without regard to its principles of conflicts of law, it being understood, however, that annual incentive compensation awarded and paid under the Plan are intended to constitute "performance-based compensation" within the meaning of Section 162(m) of the Code, and the provisions of the Plan and any award made hereunder will be interpreted and construed accordingly.

  10. No Rights Conferred. Nothing contained herein will be deemed to give any person any right to receive an incentive compensation award under the Plan or to be retained in the employ or service of the Company or any Affiliate or interfere with the right of the Company or any Affiliate to terminate the employment or other service of any person for any reason.

  11. Decisions of Board or Committee to be Final. Any decision or determination made by the Board pursuant to the provisions hereof and, except to the extent rights or powers under the Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee hereunder, shall be final and binding.

PROXY                                                                CLASS B
                                                                   COMMON STOCK
                                                                     CLASS D
                                                                   COMMON STOCK


                        UNIVERSAL HEALTH SERVICES, INC.

                      This Proxy Solicited By The Board Of
                      Directors For The Annual Meeting Of
                    Stockholders To Be Held On May 15, 2002

Alan B. Miller and Steve Filton and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class B Common Stock and Class D Common Stock of Universal Health Services, Inc. held of record by the undersigned on April 4, 2002, at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 15, 2002 at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY,
        OR VOTE BY TELEPHONE USING THE INSTRUCTIONS ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                 Annual Meeting
                                       of
                  Universal Health Services, Inc. Stockholders
                            Wednesday, May 15, 2002
                                   10:00 a.m.
                           Universal Corporate Center
                              367 South Gulph Road
                              King of Prussia, PA.

================================================================================
|                                                                              |
|                                     Agenda                                   |
|                                     ------                                   |
|                                                                              |
| * Election of a Director by the holders of Class A and Class C Common Stock  |
|                                                                              |
| * Election of a Director by the holders of Class B and Class D Common Stock  |
|                                                                              |
| * Adoption of the Universal Health Services, Inc. Executive Incentive Plan   |
|                                                                              |
| * Discussion on matters of current interest                                  |
|                                                                              |
================================================================================

                                                     Please mark your    ----
                                                     vote as indicated  |  X |
                                                     in this example     ----

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BELOW. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF JOHN F. WILLIAMS, JR., M.D. AND THE ADOPTION OF THE UNIVERSAL HEALTH SERVICES, INC. EXECUTIVE INCENTIVE PLAN


                                                            FOR    WITHHELD
Election of John F. Williams, Jr., M.D. as a Director      [   ]    [   ]

Adoption of the Universal Health Services, Inc.   FOR      WITHHELD    ABSTAIN
Executive Incentive Plan                         [   ]      [   ]       [   ]


Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

Signature____________________  Signature ____________________   Date _________

IMPORTANT: Please sign exactly as name appears at the left. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title. The above-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

      Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


-------------------------------------       ------------------------------------------      -------------------------
        Internet                    |       |          Telephone                     |      |          Mail         |
http://www.eproxy.com/UHS           |       |        1-800-435-6710                  |      |                       |
Use the Internet to vote your       |       |  Use any touch-tone telephone to       |      |  Mark, sign and date  |
proxy. Have your proxy card in      |       |  vote your proxy. Have your proxy      |      |    your proxy card    |
hand when you access the web        |    OR |  card in hand when you call. You will  | OR   |          and          |
site. You will be prompted to enter |       |  be prompted to enter your control     |      |    return it in the   |
your control number, located in     |       |  number, located in the box below,     |      | enclosed postage-paid |
the box below, to create and sub-   |       |  and then follow the directions given. |      |       envelope.       |
mit an electronic ballot.           |       |                                        |      |                       |
-------------------------------------       ------------------------------------------      -------------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

PROXY                                                    CLASS A
                                                       COMMON STOCK
                                                         CLASS C
                                                       COMMON STOCK

                        UNIVERSAL HEALTH SERVICES, INC.
                      This Proxy Solicited By The Board Of
                      Directors For The Annual Meeting Of
                    Stockholders To Be Held On May 15, 2002

Alan B. Miller and Steve Filton and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class A Common Stock and Class C Common Stock of Universal Health Services, Inc. held of record by the undersigned on April 4, 2002 at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 15, 2002, at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PR0MPTLY.

             PLEASE MARK YOUR CHOICE LIKE THIS IN BLUE OR BLACK INK

[_]_______________   ______________  ______________
    ACCOUNT NUMBER    CLASS A COMMON   CLASS C COMMON

--------------------------------------------------------------------------------
 I. The Election of Alan B. Miller as a    Discretionary authority is hereby
    Director.                              granted with respect to such other
  [_] For             [_] Withheld         matters as may properly come before
                                           the meeting.


 II. The Adoption of the Universal
     Health Services, Inc. Executive        DATED: ____________________________
     Incentive Plan

  [_] For   [_] Against   [_] Abstain
                                            SIGNATURE: ________________________


                                            SIGNATURE: ________________________


-----------------------------------------
                                            IMPORTANT: Please sign exactly as
                                            name appears at the left. Each
                                            joint owner shall sign. Executors,
                                            administrators, trustees, etc.
                                            should give full title.
--------------------------------------------------------------------------------

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE ABOVE, IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR ELECTION OF ALAN B. MILLER AS A DIRECTOR, AND FOR THE ADOPTION OF THE UNIVERSAL HEALTH SERVICES, INC. EXECUTIVE INCENTIVE PLAN.

                                            The above-signed acknowledges
                                            receipt of the Notice of Annual
                                            Meeting of Stockholders and the
                                            Proxy Statement furnished
                                            therewith.
--------------------------------------------------------------------------------